TETON Westwood Income Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2016

Class AAA (WESRX), Class A (WEIAX), C (WEICX), I (WESIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Income Fund seeks to provide a high level of current income as well as long term capital appreciation.

Fees and Expenses of the Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s statutory Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	1.15%	1.15%	1.15%	1.15%

Total Annual Fund Operating Expenses	2.40%	2.65%	3.15%	2.15%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.40)%	(0.40)%	(0.40)%	(0.40)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	2.00%	2.25%	2.75%	1.75%

(1)	Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Income Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00% for Class AAA shares, 2.25% for Class A shares, 2.75% for Class C shares, and 1.75% for Class I shares. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2017 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods except as noted. The example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$203	$710	$1,244	$2,706
Class A Shares	$619	$1,154	$1,715	$3,236
Class C Shares	$378	$934	$1,615	$3,430
Class I Shares	$178	$635	$1,118	$2,451

You would pay the following expenses if you did not redeem your shares of the Income Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$203	$710	$1,244	$2,706
Class A Shares	$619	$1,154	$1,715	$3,236
Class C Shares	$278	$934	$1,615	$3,430
Class I Shares	$178	$635	$1,118	$2,451

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Income Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Income Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing equity and fixed income securities. The Income Fund’s investments may include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded real estate investment trusts (“REITs”), master limited partnerships, royalty trusts, money market instruments, and other income-producing securities.

The Adviser invests in companies with strong and improving cash flows sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

•	attractive fundamentals and valuations based on the Adviser’s internal research
•	issuers with strong management teams and/or
•	issuers with good balance sheet fundamentals

The Adviser will consider selling a security if fundamentals become unfavorable within the issuer’s internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.

The Income Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Income Fund may also invest in foreign debt securities.

Principal Risks:

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek a high level of current income as well as growth of capital

The Income Fund’s share price will fluctuate with changes in the market value of the Income Fund’s portfolio securities and changes in prevailing interest rates. Your investment in the Income Fund is not guaranteed; you may lose money by investing in the Income Fund. When you sell Income Fund shares, they may be worth more or less than what you paid for them.

Investing in the Income Fund involves the following risks:

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Income Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Income Fund’s securities goes down, your investment in the Income Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk.    The Income Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Income Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•

Credit Risk.    The Income Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Income Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Income Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

•	Management Risk. If the portfolio manager is incorrect in her assessment of the growth prospects of the securities the Income Fund holds, then the value of the Income Fund’s shares may decline.

Performance

The bar chart and table provide an indication of the risks of investing in the Income Fund by showing changes in the Income Fund’s performance from year to year, and by showing how the Income Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and another relevant index. As with all mutual funds, the Income Fund’s past performance (before and after taxes) does not predict how the Income Fund will perform in the future. Updated information on the Income Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD INCOME FUND

(Total returns for Class AAA Shares for the Years Ended December 31)*

*	Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 14.90% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.33)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2015, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Income Fund Class AAA Shares
Return Before Taxes	(6.42)%	7.28%	4.08%
Return After Taxes on Distributions	(6.47)%	7.09%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	(3.59)%	5.74%	3.25%
TETON Westwood Income Fund Class A Shares
Return Before Taxes	(10.37)%	6.16%	3.42%
Class C Shares
Return Before Taxes	(8.01)%	6.51%	3.32%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	(6.24)%	7.54%	4.30%
Indexes (reflects no deduction for fees, expenses or taxes) Lipper Equity Income Funds Average	(2.96)%	10.04%	6.02%
S&P 500 Index	1.38%	12.57%	7.31%

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Income Fund. All classes of the Income Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Income Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Income Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively “IRAs”).

Management

The Adviser.    Teton Advisors, Inc. serves as the Adviser to the Income Fund.

The Portfolio Manager.    Ms. Barbara G. Marcin, CFA, has served as portfolio manager of the Income Fund since 1999.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares must be at least $1,000 ($250 for IRAs or Coverdell Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments. Generally, the minimum initial investment for Class I shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts.

You can purchase or redeem the Income Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Income Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Income Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

465 multi 2016

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